UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                                 SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|


Check the appropriate box:

|_|  Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-12


                              CNB Bancorp, Inc.
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):


|X|  No fee required.


|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


|_|  Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:


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                PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY

                              CNB BANCORP, INC.

                  PROXY FOR ANNUAL MEETING - APRIL 19, 2005

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of CNB BANCORP, INC., do hereby nominate, constitute and appoint, Theodore E. Hoye, III, Deborah H. Rose and Clark D. Subik, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place, and stead to vote all the common stock of said Company, standing in my name on its books at the Annual Meeting of its Shareholders to be held at the HOLIDAY INN, 308 NORTH COMRIE AVENUE, JOHNSTOWN, NY on April 19, 2005 at 4:00 p.m., or at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

The Board of Directors recommends a vote for the election as director of each of the nominees listed below.

                                                            CHECK ONE BOX ONLY

1.   Election of Directors - To elect William N. Smith,      For
     Brian K. Hanaburgh and Richard D. Ruby to               All
     serve as Class 1 Directors of the Company for           Nominees    |__|
     a period of three years; and John J. Daly to serve as a Class 2 Director of the Company for a period of one year.



                                Withhold Authority as to All Nominees    |__|


                              For All Nominees Except Those Listed
                              in the Space Provided Immediately Below    |__|




_____________________________________________________________________________




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

In their discretion, the proxies are authorized to vote in their judgment upon such other business as properly may come before the meeting or any adjournment thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Date this Proxy. Sign your name. Each shareholder must sign. If you hold your shares as a Trustee, Guardian, Custodian or otherwise, indicate such fiduciary capacity after your signature.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                              Dated: __________________________________, 2005


                                     __________________________________(L.S.)


                                     __________________________________(L.S.)


When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
ALL JOINT OWNERS MUST SIGN.